Commitments and Contingencies	12 Months Ended
Dec. 31, 2013
Commitments And Contingencies Disclosure [Abstract]
Commitments and Contingencies

Note 13: Commitments and Contingencies

As a global company with a diverse business portfolio, CNH Industrial is exposed to numerous legal risks, particularly in the areas of product liability (including asbestos-related liability), product performance, retail and wholesale credit, competition and antitrust law, intellectual property matters (including patent infringement), disputes with dealers and suppliers and service providers, environmental risks, and tax and employment matters. The most significant of these matters are described below.

The outcome of any current or future proceedings cannot be predicted with certainty. It is therefore possible that legal judgments could give rise to expenses that are not covered, or not fully covered, by insurers’ compensation payments and could affect CNH Industrial’s financial position and results. When it is probable that such a loss has been incurred and the amount can be reasonably estimated, an accrual has been made against our earnings and included in “Other liabilities” on the consolidated balance sheet.

Although the ultimate outcome of legal matters pending against CNH Industrial and its subsidiaries cannot be predicted, the Company believes the reasonable possible range of losses for these unresolved legal matters in addition to the amounts accrued would not have a material effect on its financial statements.

Environmental

Pursuant to the U.S. Comprehensive Environmental Response, Compensation and Liability Act of 1980 (“CERCLA”), which imposes strict and, under certain circumstances, joint and several liability for remediation and liability for natural resource damages, and other federal and state laws that impose similar liabilities, CNH Industrial has received inquiries for information or notices of its potential liability regarding 63 non-owned U.S. sites at which regulated materials allegedly generated by CNH Industrial were released or disposed (“Waste Sites”). Of the Waste Sites, 15 are on the National Priority List (“NPL”) promulgated pursuant to CERCLA. For 57 of the Waste Sites, the monetary amount or extent of the Company’s liability has either been resolved; it has not been named as a potentially responsible party (“PRP”); or its liability is likely de minimis.

Because estimates of remediation costs are subject to revision as more information becomes available about the extent and cost of remediation and because settlement agreements can be reopened under certain circumstances, the Company’s potential liability for remediation costs associated with the 63 Waste Sites could change. Moreover, because liability under CERCLA and similar laws can be joint and several, CNH Industrial could be required to pay amounts in excess of its pro rata share of remediation costs. However, when appropriate, the financial strength of other PRPs has been considered in the determination of the Company’s potential liability. CNH Industrial believes that the costs associated with the Waste Sites will not have a material effect on the Company’s business, financial position or results of operations.

The Company is conducting environmental investigatory or remedial activities at certain properties that are currently or were formerly owned and/or operated or which are being decommissioned. The Company believes that the outcome of these activities will not have a material adverse effect on its business, financial position or results of operations.

The actual costs for environmental matters could differ materially from those costs currently anticipated due to the nature of historical handling and disposal of hazardous substances typical of manufacturing and related operations, the discovery of currently unknown conditions, and as a result of more aggressive enforcement by regulatory authorities and changes in existing laws. As in the past, CNH Industrial plans to continue funding its costs of environmental compliance from operating cash flows.

Investigation, analysis and remediation of environmental sites is a time consuming activity. The Company expects such costs to be incurred and claims to be resolved over an extended period of time which could exceed 30 years for some sites. As of December 31, 2013 and 2012, environmental reserves of approximately $46 million and $45 million, respectively, were established to address these specific estimated potential liabilities. Such reserves are undiscounted and do not include anticipated recoveries, if any, from insurance companies. After considering these reserves, management is of the opinion that the outcome of these matters will not have a material adverse effect on CNH Industrial’s financial position or results of operations.

Other Litigation and Investigation

Cheron: In connection with a logistics Services Agreement among CNH Global N.V., PGN Logistics Ltd. (“PGN”) and certain affiliated companies, PGN entered into a subcontract with Transport Cheron N.V. (“Cheron”). The subcontract was signed by Cheron and by PGN purportedly “in the name and on behalf of” CNH Global N.V. (“CNH Global”). CNH Global contended that it was not a party to the subcontract and that PGN was not authorized to sign the subcontract on its behalf. In early 2005 and as a result of the termination of the Services Agreement Cheron filed suit in the District Court in Haarlem, the Netherlands against both PGN and CNH Global for breach of the subcontract and for preliminary relief. In March 2005 the district court issued an order requiring CNH Global to pay €1.5 million ($2.4 million) to Cheron as a preliminary payment of lost profit damages. CNH Global appealed this decision to the Court of Appeals in Amsterdam, and, on November 24, 2005, the Court of Appeals rendered its decision in effect holding that liability had not been demonstrated with a degree of certainty sufficient to warrant a preliminary award of damages. At that point, the matter returned to the district court for a determination of liability.

On September 24, 2008, the district court issued its interim award with respect to liability. The district court held that CNH Global is liable under the subcontract for damages that Cheron suffered as a result of the alleged breach of the subcontract. Cheron and CNH Global reached a settlement of this matter on December 20, 2012. Cheron waived and released all claims against CNH Global in consideration for a settlement payment of 8 million euro, which was made on January 11, 2013.

Ligon: In this action alleging breach of contract and fraud following CNH America’s (now known as CNH Industrial America LLC) decision to change its supplier of hydraulic cylinders, Ligon and HTI sought damages related to unused inventory they claim HTI manufactured in reliance on CNH America’s planning numbers, alleged lost profits, equipment and improvement costs and punitive damages. Following trial in December 2011, the jury returned its verdict on December 16, 2011, finding in CNH America’s favor on HTI’s contract claim, and in plaintiffs’ favor on the fraudulent suppression claim. The jury awarded plaintiffs $3.8 million in compensatory damages and $7.6 million in punitive damages. CNH America appealed the case to the Alabama Supreme Court. On November 8, 2013 the Alabama Supreme Court, in a 6-2 decision, affirmed the jury award of compensatory and punitive damages. Following an agreement between plaintiffs and CNH America as to the verdict, interest and court-awarded costs, CNH America paid plaintiffs $12.8 million on January 7, 2014. The amount was accrued for in “Other provisions” at December 31, 2013. The judgment was marked in the trial court record as having been satisfied and the matter is closed.

Kobelco Construction Machinery Co., Ltd.: Effective as of December 31, 2012, the initial phase of the global construction equipment alliance between CNH Global NV, on the one hand, and Kobelco Construction Machinery Co. Ltd. (“KCM”) and Kobe Steel Ltd. (“KSL”), on the other hand, terminated. In connection with the termination of the initial phase of the global alliance, CNH Global was required to sell to KSL and KSL was required to repurchase from CNH Global its 20% ownership interest in KCM (the “KCM Interest”). In connection with the required repurchase, a dispute arose with respect to the price to be paid by KSL to CNH Global in consideration for the KCM Interest under the Shareholders’ Agreement, dated December 9, 2001 (the “KCM Shareholders Agreement”), by and between CNH Global, KSL, and New Holland Italia S.p.A. Despite the dispute regarding the amount to be paid by KSL to CNH Global in consideration for the KCM Interest, KSL and CNH Global entered into an escrow agreement (the “Escrow Agreement”), with Citibank N.A., as escrow agent, to facilitate a sale of the KCM Interest by December 31, 2012. Pursuant to the Escrow Agreement CNH Global delivered to Citibank, as escrow agent, the share certificates representing CNH Global’s 20% ownership interest in KCM as well as resignation letters signed by CNH Global’s representatives to the KCM Board (the “CNH Documents”). KSL transferred to Citibank, as escrow agent, approximately $83 million (the “CNH Global Price”); such amount being the amount calculated by CNH Global as the consideration to be paid by KSL for the KCM Interest. On December 31, 2012 Citibank delivered to KSL the CNH Documents. At the same time, Citibank transferred to CNH Global approximately $57 million (the “KSL Price”); such amount being the amount calculated by KSL as the consideration to be paid by KSL for the KCM Interest. Pursuant to the Escrow Agreement Citibank held in escrow the difference between the CNH Global Price and the KSL Price and was to distribute such funds pursuant to the terms of the arbitration award. On October 12, 2013 an arbitration proceeding between CNH Global and KSL was initiated in the London Court for International Arbitration to resolve the disputed issues relating to the purchase price of the KCM Interest. Hearings were held during the week of October 28, 2013. On November 21, 2013 the arbitrator issued his award and opinion, effectively ruling in favor of KSL. In December 2013 the remaining funds in the escrow account were paid to KSL and the matter is closed. CNH Industrial recognized an additional loss of $26 million on the sale of investment in its consolidated statements of operations for the year ended December 31, 2013.

European Commission anti-competition investigation: Starting in January 2011, Iveco and certain of its competitors have been subject to an investigation being conducted by the European Commission into certain business practices of the leading manufacturers of commercial vehicles in the European Union in relation to possible anti-competitive behavior. It is not possible at the present moment to predict when and in what way these investigations will be concluded.

Commitments

CNH Industrial has entered operating lease contracts for the right to use industrial buildings and equipment with an average term of 10-20 years and 3-5 years, respectively. Total future minimum lease payments under non-cancellable lease contracts are as follows:

Amount
(in millions)
2014	$64
2015	50
2016	39
2017	29
2018	25
2019 and beyond	48

Total minimum rental commitments	$255

Total rental expense for all operating leases was $64 million, $60 million, and $67 million for the years ended December 31, 2013, 2012, and 2011, respectively.

At December 31, 2013, Financial Services has various agreements to extend credit for the following financing arrangements:

Facility	Total Credit Limit	Utilized	Not Utilized
	(in millions)
Private label commercial revolving accounts	$3,929	$227	$3,702
Wholesale and dealer financing	$6,545	$3,648	$2,897

Guarantees

At December 31, 2013 and 2012, CNH Industrial provided guarantees of $513 million and $641 million, respectively, on the debt or commitments of third parties or non-consolidated affiliates. These guarantees consist of loan guarantees on behalf of certain dealers by Agricultural Equipment and Construction Equipment and performance guarantees on behalf of a joint venture by Commercial Vehicles.

Other Contingencies

Fiat Industrial was formed as a result of the Demerger. CNH Industrial, as successor to Fiat Industrial, continues to be liable jointly with Fiat for any liabilities of Fiat that arose prior to effectiveness of the Demerger and that remained unsatisfied at the effective date of the Demerger in the event that Fiat fails to satisfy such liabilities. The statutory liability assumed by CNH Industrial is limited to the value of the net assets transferred to Fiat Industrial in the Demerger and survives until all the liabilities of Fiat existing as of the Demerger are satisfied in full. Furthermore, CNH Industrial may be responsible jointly with Fiat in relation to tax liabilities, even if such liabilities exceed the value of the net assets transferred to Fiat Industrial in the Demerger. CNH Industrial estimates that the liabilities of Fiat that were outstanding as of December 31, 2013 for which CNH Industrial may be held jointly liable as described above in the event that Fiat fails to satisfy such obligations amount to approximately $ 5.7 billion. CNH Industrial evaluated as extremely remote the risk of Fiat’s insolvency and therefore no specific provision has been accrued in respect of the above mentioned joint-liabilities.